PHANTOM STOCK UNIT AGREEMENT
                          ----------------------------

                  PHANTOM STOCK UNIT AGREEMENT dated as of September 23, 1997, effective as of August 28, 1997 (the "Effective Date"), between Bell Sports
Corp.,  a  Delaware   corporation  (the  "Company"),   and  Terry  G.  Lee  (the
"Executive").

                  WHEREAS, the Company is engaged primarily in the business of designing, manufacturing, producing, distributing, marketing, advertising and selling auto racing helmets, bicycle helmets, bicycle accessories and related products;

                  WHEREAS, the Executive currently serves as the Chairman of the Board and Chief Executive Officer of the Company;

                  WHEREAS, the Executive's abilities and services are unique and essential to the prospects of the Company; and

                  WHEREAS, the Company and the Executive desire to enter into this Agreement to further align the interests of the Executive with the interests of the stockholders of the Company by providing additional incentives to the Executive based upon future increases in the value of the shares of common stock, $.01 par value, of the Company ("Common Stock").

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                  1. Phantom Stock Compensation. (a) As additional compensation for the services provided by the Executive to the Company, effective as of the Effective Date, the Company grants to the Executive, and the Executive is credited with, 21,763 phantom stock units ("Units"). The Units shall, subject to the provisions of this Agreement, become vested cumulatively as follows:

                  (1) On each of the first two annual anniversaries of the Effective Date, one-half of the total number of Units granted hereunder, subject to adjustment as provided in Section 1(c) hereof, shall become vested; and

                  (2) Notwithstanding anything to the contrary contained in this
         Section 1(a), all Units shall become vested upon a "Change in Control" of the Company, as such term is defined in Appendix A to this Agreement.

All Units which shall have become vested pursuant to this Section 1(a) are hereinafter referred to as "Vested Units."

                  (b) The Company shall pay to the Executive as additional compensation (the "Phantom Stock Benefit") an amount, determined as of the Valuation Date (as hereinafter defined), equal to the product of (1) the number of Units then credited to the Executive hereunder which shall have become Vested Units pursuant to Section 1(a) hereof (after giving effect to the adjustments provided for in Section 1(c) below) multiplied by (2) the Value (as hereinafter defined) of one share of Common Stock on the Valuation Date. The Phantom Stock Benefit shall be paid to the Executive in cash, subject to any applicable payroll or other taxes required to be withheld, not later than the 30th day following the Valuation Date. Nothing in this
Section 1 shall be deemed to grant to the Executive any right in or to, or any right to purchase or otherwise acquire, any shares of Common Stock (or any securities convertible into Common Stock).

                  (c) In the event of a change in the number of outstanding shares of Common Stock by reason of any dividend payable in shares of Common Stock, or by reason of any stock split, reverse stock split or combination of shares, the number of Units credited to the Executive hereunder shall be increased or decreased, as the case may be, in the same proportion. Any such adjustment shall be made by the good faith determination of the Board, which determination shall be conclusive.

                  (d) If the Company shall spin-off a significant subsidiary or shall make a substantial non-cash distribution to its stockholders, in partial liquidation or otherwise (excluding, however, any Change in Control of the Company or any transaction or change described in Section 1(c) hereof, and it is reasonable to expect that the future Value of the Common Stock would be materially affected thereby, the Board shall modify the formula for determining the Phantom Stock Benefit in an equitable manner to maintain the economic benefit granted to the Executive pursuant to this Section 1.

                  (e) For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  (1) "Valuation Date" shall mean the earliest of (A) the date, for each Unit granted hereunder, on which such Unit becomes a Vested Unit, (B) the date of termination of the Executive's employment other than for "Cause" (as defined in the Employment Agreement among the Company, Bell Sports, Inc. and the Executive dated as of June 13, 1995) and (C) the effective date of any Change in Control.

                  (2) "Value" shall mean the arithmetic average of the Market Price (as hereinafter defined) of a share of Common Stock for the 10 trading days preceding the Valuation Date, but in no event shall the Value be less than the price per share of Common Stock paid prior to the Valuation Date in any tender offer subject to Section 14(d) of the Securities Exchange Act of 1934, as amended (or any statute hereafter substituted therefor), which results in a Change in Control, as such price per share shall be adjusted by the good faith determination of the Board to reflect any change described in Section 1(c) occurring subsequent to such tender offer.

                  (3) "Market Price" shall mean for any day the closing price of a share of Common Stock, as reported in The Wall Street Journal as NASDAQ National Market Issues.

                  (f) In the absence of manifest error, the determination of the amount of the Phantom Stock Benefit by the Board in accordance with this Section 1 shall be binding upon the Executive and the Company.

                  2. Federal and State Withholding. The Company shall deduct from the amounts payable to the Executive pursuant to this Agreement the amount of all required federal and state withholding taxes in accordance with the Executive's Form W-4 on file with the Company and all applicable social security taxes.

                  3.  Assignment.  The  rights  and  benefits  of the  Executive hereunder shall not be assignable, whether by voluntary or involuntary assignment or transfer. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Company, and the heirs, executors and administrators of the Executive.

                  4. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and personally delivered, sent by certified or registered mail or sent by overnight courier service as follows: if to the Executive, to the Executive's address as set forth in the records of the Company, and if to the Company, to the address of its principal executive offices, attention: Chief Financial Officer, with a copy to Larry A. Barden, Esq., Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, or to any other address designated by any party hereto by notice similarly given.

                  5. Costs.  In the event that a dispute shall arise between the parties hereto and such dispute is resolved by a court of competent jurisdiction, all reasonable attorneys' fees and costs of the Company and the Executive and all other costs and expenses of the Company and the Executive associated with such dispute shall be borne by the Company; provided that if it is determined that the claims of the Executive were without reasonable basis, each party shall bear such party's own attorneys' fees and costs.

                  6. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to principles of conflict of laws.

                  7. Amendment and Waiver. The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

                  8. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            BELL SPORTS CORP.


                                            By /s/ Linda K. Bounds
                                              ----------------------------------
                                                       Linda K. Bounds
                                                  Senior Vice President and
                                                  Chief Financial Officer


                                            EXECUTIVE:

                                             /s/ Terry G. Lee
                                            -----------------------------------
                                                       Terry G. Lee

                                   Appendix A
                                   ----------

                  For purposes of the Phantom Stock Unit Agreement dated as of September 23, 1997 between Bell Sports Corp. (the "Company") and Terry G. Lee, "Change in Control" shall mean:

                  (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of section (3) of this definition shall be satisfied; and provided further that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                  (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least 66-2/3% of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least 66-2/3% of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                  (3)  approval  by  the   stockholders  of  the  Company  of  a
reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of such corporation or 20% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least 66-2/3% of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

                  (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock thereof or 20% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least 66-2/3% of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.
                                       A-3